                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                        --------------------------------


                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported)   December 17, 1993
                                                         -----------------



                       Air Products and Chemicals, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



       Delaware                                        1-4534                                 23-1274455
- ----------------------                              ------------                           ----------------
(State or other jurisdiction                        (Commission                             (IRS employer
   of incorporation)                                file number)                      identification no.)



         7201 Hamilton Boulevard, Allentown, Pennsylvania                                    18195-1501
         ------------------------------------------------                                    ----------
                 (Address of principal executive offices)                                    (Zip Code)



         Registrant's telephone number, including area code 610-481-4911
                                                            ------------

Item 5.  Other Events.

         Set forth on Exhibit A attached hereto and incorporated herein by reference is the form of note to be used by Registrant from time to time in connection with the periodic offering of debt securities whose maturity amount is determined by reference to the S&P 500 Index, as part of Registrant's $250,000,000 aggregate principal amount of Medium-Term Notes, Series C Due from 9 Months to 10 Years from Date of Issue, registered on Form S-3, Registration Statement No. 33-66004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                          Air Products and Chemicals, Inc.
                                                          ---------------------------------
                                                                    (Registrant)




Dated:  February 1, 1994                   By:               /s/ Gerald A. White
                                               --------------------------------------------
                                                                 Gerald A. White
                                                       Senior Vice President - Finance

                                   EXHIBIT A
             [FORM OF MEDIUM-TERM NOTE, SERIES C (S&P 500 LINKED)]


Unless this certificate is presented by an authorized representative of the Depository Trust Company ("DTC") to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the DTC (and any payment is made to Cede & Co.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

         THIS SECURITY IS A GLOBAL SECURITY AS REFERRED TO IN THE INDENTURE HEREINAFTER REFERENCED. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.


                        AIR PRODUCTS AND CHEMICALS, INC.

                           MEDIUM-TERM NOTE, SERIES C
                Due from 9 Months to 10 Years from Date of Issue
                                (S&P 500 Linked)

Registered                                                  Face Amount

No. S&PL-                                                   CUSIP




         AIR PRODUCTS AND CHEMICALS, INC., a Delaware corporation (herein called the "Issuer"), for value received, hereby promises to pay to

                                   Cede & Co.

, or registered assigns, the Maturity Amount (as defined below) on
- ------------- (the "Maturity Date"), at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, State of New York, or such other location or locations as may be provided for pursuant to the Indenture (as defined below), in such coin, currency or currency unit of
- ------- as at the time of payment shall be legal lender for the payment of public and private debts. No periodic payments of interest will be payable in respect of this Note.

Maturity Amount

         The amount payable on the Maturity Date in respect of this Note (the "Maturity Amount") will be equal to the greater of (i) the Minimum Maturity Amount and (ii) the Index Maturity Amount.

         The "Minimum Maturity Amount" with respect to this Note means ----% of the principal amount hereof (the "Principal Amount"). The "Index Maturity Amount" with respect to this Note means an amount equal to the sum of (i) the Principal Amount and (ii) the product of (x) the Principal Amount, (y) the Index Appreciation Ratio and (z) the Participation Rate. Where:

         "Index Appreciation Ratio" means:

                 Final Average Index Value-Initial Index Value
                 ---------------------------------------------
                              Initial Index Value

         "Participation Rate" means ----%.

         The "Initial Index Value" equals -----, the closing value of the S&P 500 Index on ------------------.

         The "Final Average Index Value" of the S&P 500 Index will be determined by ------------- (the "Calculation Agent") and will equal the arithmetic average (mean) of the Annual Values (as defined below) for ----,
- ---- and ----. The "Annual Value" for any year will be calculated during the "Calculation Period" for such year, which will be from and including -------- in ----, -------- in ---- and -------- in ---- to and including the fifth scheduled Business Day after such date. The Annual Value for each year will equal the arithmetic average (mean) of the closing values of the S&P 500 Index on the first day in the applicable Calculation Period (provided that a Market Disruption Event (as defined below) shall not have occurred on such day) and on each succeeding Business Day (provided that a Market Disruption Event shall not have occurred on the applicable day) up to and including the last Business Day in the applicable Calculation Period (each, a "Calculation Date") until the Calculation Agent has so determined such closing values for five Business Days. If a Market Disruption Event occurs on two or more of the Business Days during a Calculation Period, the Annual Value for the relevant year will equal the average of the values on Business Days on which a Market Disruption Event did not occur during such Calculation Period or, if there is only one such Business Day, the value on such day. If Market Disruption Events occur on all of such Business Days during a Calculation Period, the Annual Value for the relevant year shall equal the closing value of the S&P 500 Index on the last Business Day of the Calculation Period regardless of whether a Market Disruption Event shall have occurred on such day.

         For purposes of determining the Final Average Index Value, a "Business Day" is a day on which The New York Stock Exchange is open for trading.

         "Market Disruption Event" means either of the following events, as determined by the Calculation Agent:

                  (i) the suspension or material limitation (limitations pursuant to New York Stock Exchange Rule 80A (or any applicable rule or regulation enacted or promulgated by the New York Stock Exchange, any other self-regulatory organization or the Securities and Exchange Commission of similar scope as determined by the Calculation Agent) on trading during significant market fluctuations shall be considered "material" for purposes of this definition), in each case, for more than two hours of trading in 100 or more of the securities included in the S&P 500 Index, or

                 (ii) the suspension or material limitation, in each case, for more than two hours of trading (whether by reason of movements in price otherwise exceeding levels permitted by the relevant exchange or otherwise) in (A) future contracts related to the S&P 500 Index which are traded on the Chicago Mercantile Exchange or (B) option contracts related to the S&P 500 Index which are traded on the Chicago Board Options Exchange, Inc.

         For purposes of this definition, a limitation on the hours in a trading day and/or number of days of trading will not constitute a Market Disruption Event if it results from an announced change in the regular business hours of the relevant exchange.

         All determinations made by the Calculation Agent shall be at the sole discretion of the Calculation Agent and, absent a determination by the Calculation Agent of a manifest error, shall be conclusive for all purposes and binding on the Issuer and beneficial owner of this Note.


Discontinuance of the S&P 500 Index and Successor Index

         If Standard & Poor's Corporation ("S&P") discontinues publication of the S&P 500 Index and S&P or another entity publishes a successor or substitute index that the Calculation Agent determines, in its sole discretion, to be comparable to the S&P 500 Index (any such index being referred to hereinafter as a "Successor Index"), then, upon the Calculation Agent's notification of such determination to the Trustee and the Issuer, the Calculation Agent will substitute the Successor Index as calculated by S&P or such other entity for the S&P 500 Index.

         If S&P discontinues publication of the S&P 500 Index and a Successor Index is not selected by the Calculation Agent or is no longer published on any of the Calculation Dates, the value to be substituted for the S&P 500 Index for any such Calculation Date will be calculated as described below.

         If a Successor Index is selected or the Calculation Agent calculates a value as a substitute for the S&P 500 Index as described below, such Successor Index or value shall be substituted for the S&P 500 Index for all purposes, including for purposes of determining whether a Market Disruption Event exists.

         If at any time the method of calculating the S&P 500 Index, or the value thereof, is changed in a material respect, or if the S&P 500 Index is in any other way modified such that in the opinion of the Calculation Agent, the S&P 500 Index does not fairly represent the value of the S&P 500 Index had such change or modification not been made, then, from and after such time, the Calculation Agent shall on each Calculation Date make such adjustments as, in the good faith judgment of the Calculation Agent, may be necessary in order to arrive at a calculation of a stock index comparable to the S&P 500 Index as if such change or modification had not been made. For example, if the method of calculating the S&P 500 Index is modified so that the value of such S&P 500 Index is a fraction or a multiple of what it would have been if it had not been modified (e.g., due to a split in the S&P 500 Index), then the Calculation Agent shall adjust the S&P 500 Index in order to arrive at a value of the S&P 500 Index as if it had not been modified (e.g., as if such split had not occurred).

         If S&P discontinues publication of the S&P 500 Index and a Successor Index is available, then the Maturity Amount will be determined by referenced to the Successor Index, as provided above.

         If the publication of the S&P 500 Index is discontinued and S&P or another entity does not publish a Successor Index on any of the Calculation Dates, the index to be substituted for the S&P 500 Index for any such Calculation Date will be computed by the Calculation Agent for each such Calculation Date in accordance with the following procedures:

                 (1) identifying the component stocks of the S&P 500 Index or any Successor Index as of the last date on which either of such indices was calculated by S&P or another entity and published by S&P or such other entity (each such component stock is an "Index Component Stock");

                 (2) for each Index Component Stock, calculating as of each such Calculation Date the product of the market price per share and the number of the then-outstanding shares (such product referred to as the "Market Value" of such Index Component Stock), by reference to (a) the closing market price per share of such Index Component Stock as quoted by the New York Stock Exchange or the American Stock Exchange or any other registered national securities exchange that is the primary market for such Index Component Stock, or if no such quotation is available, then the closing market price as quoted by any other registered national securities exchange or the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ"), or if no such price is quoted, then the market price from the best available source as determined by the Calculation Agent (collectively, the "Exchanges") and (b) the most recent publicly available statement of the number of outstanding shares of such Index Component Stock;

                 (3) aggregating the Market Values obtained in clause (2) for all Index Component Stocks;

                 (4) ascertaining the Base Value (as defined below) in effect as of the last day on which either the S&P 500 Index or any Successor Index was published by S&P or another entity (adjusted as described below);

                 (5) dividing the aggregate Market Value of all Index Component Stocks by the Base Value (adjusted as described below);

                 (6) multiplying the resulting quotient (expressed in decimals) by ten.

         "Base Value" shall mean the aggregate of the mean average Market Value of the common stock of each company in a group of 500 companies substantially similar to the current S&P 500 group over the base period of the years 1941 through 1943.

         If any Index Component Stock is no longer publicly traded on any registered national securities exchange or in the over-the-counter market, the last available market price per share for such Index Component Stock as quoted by any registered national securities exchange or in the over-the-counter market, and the number of outstanding shares thereof at such time, will be used in computing the last available Market Value of such Index Component Stock. Such Market Value will be used in all computations of the S&P 500 Index thereafter.

         If a company that has issued an Index Component Stock and another company that has issued an Index Component Stock are consolidated to form a new company, the common stock of such new company will be considered an Index Component Stock and the common stocks of the constituent companies will no longer be considered Index Component Stocks. If any company that has issued an Index Component Stock merges with, or acquires, a company that has not issued an Index Component Stock, the common stock of the surviving corporation will, upon the effectiveness of such merger or acquisition, be considered an Index Component Stock. In each such case, the Base Value will be adjusted so that the Base Value immediately after such consolidation, merger or acquisition will equal (a) the Base Value immediately prior to such event, multiplied by (b) the quotient of the aggregate Market Value of all Index Component Stocks immediately after such event, divided by the aggregate Market Value for all Index Component Stocks immediately prior to such event.

         If a company that has issued an Index Component Stock issues a stock dividend, declares a stock split or issues new shares pursuant to the acquisition of another company, then, in each case, the Base Value will be adjusted so that the Base Value immediately after the time the particular Index Component Stock commences trading ex-dividend, the effectiveness of the stock split or the time new shares of such Index Component Stock commence trading equals (a) the Base Value immediately prior to such event, multiplied by (b) the quotient of the aggregate Market Value for all Index Component Stocks immediately after such event, divided by the aggregate Market Value of all Index Component Stocks immediately prior to such event. The Base Value used by the Calculation Agent to calculate the value described above will not necessarily be adjusted in all cases in which S&P, in its discretion, might adjust the Base Value.

General

         This Note is one of a duly authorized issue of unsecured debentures, notes or other evidences of indebtedness of the Issuer (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of December 20, 1988, as amended as of March 6, 1992 (herein called the "Indenture"), duly executed and delivered by the issuer to The Chase Manhattan Bank (National Association), Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Securities. The Securities may be issued in one or more series, which different series (and which securities issued within each series) may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption or repayment provisions (if any), may be subject to different sinking fund or analogous provisions (if any), may be subject to different Events of Default and may otherwise vary as in the Indenture provided. This Note is one of a series designated as "Medium-Term Notes, Series C Due from 9 Months to 10 Years from Date of Issue" (herein called the "Notes") of the Issuer, limited in aggregate principal amount to U.S. $250,000,000, or the equivalent thereof in the Specified Currency or Currencies.

         This Note is not subject to redemption by the Issuer or at the option of the holders prior to maturity.

         In case an Event of Default (as defined in the Indenture) with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. The amount payable in respect hereof upon any acceleration permitted by the Indenture, with respect to each $1,000 principal amount thereof, will be equal to the greater of (i) the Principal Amount plus an amount equal to the interest which would have accrued hereon from and including the date of original issuance to but excluding the date of early redemption at an annualized rate of ----%, calculated on a semiannual bond equivalent basis and (ii) the Index Maturity Amount calculated as described above under "Maturity Amount" with the following modifications. The Calculation Period used to calculate the final Annual Value of this Note so accelerated will begin on the eighth scheduled Business Day next preceding the scheduled date for such early redemption. If such final Annual Value is the only Annual Value which shall have been calculated with respect to this Note, such final Annual Value will be the Final Average Index Value. If one or two other Annual Values shall have been calculated with respect to this Note for prior years when this Note shall have been outstanding, the average of the final Annual Value and such one other Annual Value or such two other Annual Values, as the case may be, will be the Final Average Index Value. If a bankruptcy proceeding is commenced in respect of the Issuer, the claim with respect to this Note may be limited, under Section 502(b)(2) of Title 11 of the United States Code, to the Principal Amount plus an additional amount of contingent interest calculated as though the date of the commencement of the proceeding were the Maturity Date.

         The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than 66 2/3% in aggregate principal amount of the Securities at the time outstanding (as defined in the Indenture) of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities of each such series; provided, however, than no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.1 of the Indenture or the amount thereof provable in bankruptcy pursuant to Section 5.2 of the Indenture, or impair or affect the right of any Securityholder to institute suit for the payment thereof or the right of repayment, if any, at the option of the Securityholder without the consent of the holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities of any series, the consent of the holders of which is required for any such supplemental indenture, without the consent of the holder of each Security so affected. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the Maturity Amount on this Note at the place, at the respective times, at the rate and in the coin, currency or currency unit herein prescribed unless in accordance with Section 10.1(c) or
Section 10.2 of the Indenture, the Issuer shall have irrevocably deposited or caused to be deposited in trust with the Trustee funds in cash and/or U.S. Government Obligations and/or Foreign Government Securities (as defined in the Indenture) as will be sufficient to retire this Note at maturity or upon earlier redemption or repayment.

         The Issuer shall be deemed to have paid the Maturity Amount on this Note when the same shall have become due and payable if in accordance with
Section 10.1(c) or Section 10.2(A) the Issuer shall have irrevocably deposited or caused to be deposited in trust with the Trustee funds in cash and/or U.S. Government Obligations and/or Foreign Government Securities (as defined in the Indenture) as will be sufficient to retire at maturity or upon earlier redemption or repayment the outstanding Notes.

         The Notes are issuable in fully registered form without coupons in the minimum denomination of U.S. $100,000 or the equivalent thereof in the Specified Currency, and in integral multiples of U.S. $1,000 in excess thereof or 10,000 units of the Specified Currency.

         Upon due presentment for registration of transfer of this Note at the Corporate Trust Office of the Trustee or at such other office or agency as is designated by the Issuer in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount and like tenor will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith; provided, however, that if this Note is a Global Note, this Note is exchangeable only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Note or if at any time the Depositary ceases to be in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulations, and the Company does not appoint a successor Depositary within 90 days after the Company receives such notice or becomes aware of such ineligibility, or (y) the Company in its sole discretion determines that this Note shall be exchanged for certificated Notes in definitive form, provided that the definitive Notes so issued in exchange for this Note shall be in authorized denominations and be of like aggregate principal amount and tenor and terms as the portion of this Note to be exchanged.

         The Issuer will pay any administrative costs imposed by banks in connection with making payments on this Note by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the holder hereof.

         The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the Maturity Amount, and for all other purposes, and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer of any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the Issuer hereof.

         Terms used herein which are defined in the Indenture shall be the respective meanings assigned thereto in the Indenture.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by or on behalf of the Trustee under the Indenture referred to on the reverse hereof.


AGENCY FOR TRANSFER, EXCHANGE AND PAYMENT:
THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed in its name by the facsimile signatures of its duly authorized officers, and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated:                               AIR PRODUCTS AND CHEMICALS, INC.

                                     By:

                                                   Chairman of the Board
         (Corporate Seal)            Attest:


                                                   Vice President and Secretary

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Debt Securities of the Series designated therein referred to in the within-mentioned Indenture.


                                                            THE CHASE MANHATTAN BANK
                                                             (NATIONAL ASSOCIATION), as Trustee


                                                            By:
                                                                 ----------------------------------
                                                                    Authorized Officer

                   ------------------------------------------
                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM -  as tenants in common
  TEN ENT -  as tenants by the entireties
  JT TEN  -  as joint tenants with right of survivorship
             and not as tenants in common
  UNIF GIFT
  MIN ACT -  ---------------- Custodian ------------------
                    (Cust)                   (Minor)
             under Uniform Gifts to Minors Act ---------------
                                           (State)

         Additional abbreviations may also be used though not in the above list.


                 --------------------------------------------------------


   FOR VALUE RECEIVED, the undersigned hereby sells, assign and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
                              ----------------------


- --------------------------------------------------------------------------
                PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

                                                                 the within Note
- ----------------------------------------------------------------
of AIR PRODUCTS AND CHEMICALS, INC. and hereby does irrevocably constitute and appoint

                                            Attorney to transfer the said Note
- -------------------------------------------
on the books of the within-named Company, with full power of substitution in the premises.


Dated
     ----------    ---------------------------------------------------------
                   NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.